UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 26, 2007 (November 20, 2007)
ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)
(614) 283-6500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 21, 2007, Abercrombie & Fitch Co. (the “Registrant”) issued a news release (the “Release”) reporting the Registrant’s unaudited financial results for the thirteen weeks (quarterly period) ended November 3, 2007. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant also made available in conjunction with the Release additional quarterly financial information as of and for the quarterly periods ended November 3, 2007, August 4, 2007 and May 5, 2007 and as of and for the quarterly periods during the fiscal years ended February 3, 2007, January 28, 2006 and January 29, 2005. The additional quarterly financial information is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Registrant’s management conducted a conference call on November 21, 2007, at approximately 8:30 a.m., Eastern Time, to review the Registrant’s financial results for the thirteen weeks ended November 3, 2007. Additionally, the Registrant’s management addressed plans for the fourth quarter of the fiscal year ending February 2, 2008 on the conference call. A copy of the transcript of the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
     In the Release, the Registrant also announced that the Board of Directors of the Registrant had declared a quarterly cash dividend of $0.175 per share in respect of the Registrant’s Class A Common Stock. The dividend was declared on November 20, 2007 and is payable on December 18, 2007 to stockholders of record at the close of business on December 4, 2007.
     At the meeting of the Board of Directors of the Registrant held on November 20, 2007, the Board authorized the repurchase of an additional ten million shares of the Registrant’s Class A Common Stock. This authorization is in addition to the 2,029,200 shares of Class A Common Stock which remained available as of November 20, 2007 for repurchase under the August 16, 2005 authorization by the Registrant’s Board of Directors to repurchase six million shares of the Registrant’s Class A Common Stock.
Item 9.01. Financial Statements and Exhibits.
     (a) through (c) Not applicable
     (d) Exhibits:
     The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 21, 2007

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on November 21, 2007

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 21, 2007
[Reminder of page intentionally left blank; signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.
Dated: November 26, 2007	By:	/s/ Michael W. Kramer
Michael W. Kramer
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated November 26, 2007
Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	News Release issued by Abercrombie & Fitch Co. on November 21, 2007

99.2	Additional Quarterly Financial Information made available by Abercrombie & Fitch Co. in conjunction with News Release on November 21, 2007

99.3	Transcript of conference call held by management of Abercrombie & Fitch Co. on November 21, 2007